UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 7, 2011

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

A preliminary hearing was held on October 7, 2011 on the petitions for arbitration filed by each of Advanced Analogic Technologies Incorporated, a Delaware corporation (“AATI”), and Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), in the Delaware Court of Chancery in connection with the parties’ May 26, 2011 Merger Agreement.

At the preliminary hearing, the arbitrator ordered the two petitions consolidated for all purposes of the arbitration proceedings. The arbitration hearing is set to begin on November 28, 2011.

Under Delaware law and applicable stipulations and orders in the pending arbitration proceedings and the agreement between AATI and Skyworks, the arbitration proceedings are confidential, subject to the parties’ disclosure obligations under federal securities law and other applicable laws. Unless otherwise required by law, AATI does not intend to comment or provide information regarding the arbitration until an order on the merits or other material order is issued in the arbitration or the arbitration process is otherwise concluded.

Additional Information and Where to Find It

Skyworks has filed a Registration Statement on Form S-4 and two amendments thereto (including Amendment No. 2 filed on September 9, 2011) containing a Preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission (“SEC”) in connection with the merger agreement and the pending proposed merger, and Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K relating to the pending proposed transaction, including Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 filed after the date of Amendment No. 2 to the Registration Statement on Form S-4. Upon the effectiveness of Skyworks’ Registration Statement on Form S-4, AATI also plans to file with the SEC and mail to its stockholders a definitive Proxy Statement/Prospectus in connection with the transaction. In light of the pending arbitration between Skyworks and AATI and the claims reported in associated Current Reports, investors should not rely on Amendment No. 2 to the Registration Statement for complete current information, but should instead look to the Current Reports on Form 8-K and other filings (including filings pursuant to SEC Rule 425) for information about Skyworks, AATI, the merger agreement and the pending proposed merger, and related matters. INVESTORS ARE CAUTIONED THAT THE REGISTRATION STATEMENT HAS NOT BEEN UPDATED SINCE THE FILING OF AMENDMENT NO. 2 ON SEPTEMBER 9, 2011. IMPORTANT DEVELOPMENTS HAVE OCCURRED SINCE THAT DATE THAT AFFECT THE MATTERS DESCRIBED IN THE REGISTRATION STATEMENT. THE REGISTRATION STATEMENT SHOULD THEREFORE NOT BE READ IN ISOLATION, WITHOUT ALSO READING SUBSEQUENTLY FILED CURRENT REPORTS ON FORM 8-K AND MATERIALS FILED UNDER RULE 425.

Investors and security holders are able to obtain free copies of documents filed by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.

Participants in the Solicitation

Skyworks and AATI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks and AATI are set forth in Skyworks’ most recent Form 10-K/A, filed with the SEC on January 31, 2011, and AATI’s most recent Form 10-K/A, filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interests of Skyworks and its directors and officers, and AATI and its directors and executive officers, in the proposed transaction, by reading the amended Registration Statement, Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 as each becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: October 12, 2011